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TRANSITION AUTO FINANCE II, INC.                                         SUBSCRIPTION
$10,000,000 - 11% REDEEMABLE SECURED NOTES DUE JUNE 30, 2002                AGREEMENT

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BY COMPLETING AND EXECUTING THIS PAGE, THE INVESTOR HEREBY (i) ACKNOWLEDGES
READING AND UNDERSTANDING THE MATERIAL ON THE REVERSE SIDE, AND (ii) REPRESENTS,
WARRANTS, ACKNOWLEDGES AND AGREES TO ALL PROVISIONS SET FORTH BELOW AND ON THE
REVERSE SIDE.
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Investment Amount: $
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1.  INVESTOR TYPE - (Check One)
(REFER TO THE SIGNATURE REQUIREMENTS IN SUBSCRIPTION INSTRUCTIONS ON
REVERSE SIDE)
/ / Individual                                 / / IRA
/ / Joint Tenant with right of survivorship    / / Custodian, Uniform Gift to Minors
/ / Trust                                      / / Pension or Profit
/ / Corporation                                / / Keogh Plan
/ / General Partnership                        / / Other
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2. INVESTOR DATA - (Please Print)

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Name of Investor

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Social Security or Tax ID#

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2nd Investor Name

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2nd Investor Social Security #


RESIDENT ADDRESS OF INVESTOR:

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Street (Please do not use a P.O. Box)

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City & State                  Zip Code

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Home Phone                        Business Phone


3. SPECIAL REGISTRATION DIRECTIONS - Please complete this section if the Note should be registered in the name of an IRA, trustee or clearing broker (for the benefit of the investor's account). An authorized representative of the custodian, trustee or clearing broker must execute to evidence consent (see instruction 1 on reverse hereof).

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Name of Custodian, Trustee or Clearing Brokerage Firm

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Address

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City & State                  Zip Code

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Tax ID #                          Business Phone


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Signature of Authorized Representative of Custodian,
Trustee or Clearing Brokerage Firm

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Name and Title of Authorized Representative

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        FOR USE OF TRANSITION AUTO FINANCE II, INC.

Amount:   $                   Acceptance Date:
          ---------------                      ---------------
Investor #:                   Investor State:
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     4.  SPECIAL PAYMENT DIRECTIONS: Complete this section to
direct payment checks and Form 1099s to an address other than the residence address given in 2 above. (NOTE: IF THE INVESTMENT IS MADE THROUGH AN IRA, TRUSTEE OR CLEARING BROKER, PAYMENTS MUST GO TO CUSTODIAN, TRUSTEE OR CLEARING BROKER UNLESS OTHER AUTHORIZATION IS ATTACHED HERETO):


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Name

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Address

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City & State                    Zip Code

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Account No. (for payment to a designated account)


5. INVESTOR SUITABILITY: (Read Carefully and Initial) My income and net worth meet both the minimum required suitability standards as stated in the Prospectus, and (if applicable) the higher suitability standards applying to my state of residence. (By signing, fiduciaries signing for beneficiaries represent that the beneficiaries meet the applicable suitability standards.) IRA Investors must initial, not the IRA Trustee.

            Investor's Initials                      2nd Investor's Initials
   --------                                 --------

6.  SIGNATURES - Signature must be identical to name of investor.
Unless the investor's registered representative signs on behalf of the investor, the investor must sign below. Investment advisors may not sign on behalf of the investor.


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Signature of Investor                                     Date

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Print Name

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Signature of Second Investor                              Date

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Print Name

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Registered Representative's Signature (if signing on behalf of investor)


7.  REGISTERED REPRESENTATIVE STATEMENT - I, the Registered
Representative for the foregoing investor, hereby represent that:

(1) I have reasonable grounds to believe, on the basis of information obtained from the investor concerning his age, educational level, knowledge of investment, investment objectives, other investments, financial situation, needs and any other information known by me that (a) the investor is or will be in a financial position appropriate to enable him to realize to a significant extent the merits and risks described in the Prospectus, (b) the investor has a fair market ne worth sufficient to sustain the risks inherent in this investment, including loss of investment and lack of liquidity, (c) the investor satisfies both the minimum required suitability standards stated in the Prospectus and (if applicable) the higher suitability standards for the investor's state of residence, and
(d) this investment is otherwise suitable for the investor;

(2) I will maintain on file documents indicating that a Prospectus has been delivered to the investor and disclosing the basis upon which the determination of suitability was reached and have, prior to execution of this Subscription Agreement, informed the investor of all pertinent facts relating to the liquidity and marketability of the Notes during the term of the investment; and

(3) If I am signing in 6 above on behalf of the investor, information regarding the investor set forth above and the representations, w arranties, acknowledgments, and agreements of the investor on the reverse side hereof are true and complete and are binding upon the investor.

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Registered Representative's Signature                     Date


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Print Name                             Phone

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Broker/Dealer Firm Name

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Address

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City & State                            Zip Code

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                                SUBSCRIPTION AGREEMENT

The investor(s) signatory hereto ("Subscriber") represents, warrants, acknowledges and agrees as follows:

   1. Subscriber hereby subscribes for the principal amount of 11% Redeemable Secured Notes (the "Note") issued by Transition Auto Finance II, Inc. ("Issuer"), as specified on the reverse side hereof, encloses and hereby tenders the amount set forth on the reverse side hereof as full payment for the Note for which he is subscribing, and hereby agrees, subject to the Issuer's acceptance of his subscription, to become a Noteholder in an amount equal to the amount tendered. Subscriber agrees that he may not revoke, cancel, terminate or withdraw his subscription or his Subscription Agreement without the prior written consent of the Issuer, and acknowledges that the Issuer may reject his subscription for any reason whatsoever. The minimum investment is $5,000 (or $2,000 for individual Retirement Accounts).

   2. Subscriber hereby acknowledges receipt of a copy of the current Prospectus for Transition Auto Finance II, Inc. 11% Redeemable Secured Notes Due June 30, 2002 ("Prospectus") and understands that the Note being acquired will be governed by the terms of the Indenture referenced in such Prospectus and such other documents as may be referenced therein. Subscriber further understands and agrees that, following Issuer's acceptance of his subscription, he shall receive a Note that shall evidence his status as a Noteholder of Issuer, such Note to be in the form specified in the Indenture. The information set forth on the signature page hereof is true and accurate and Subscriber has proper authority to execute this Subscription Agreement and make this Investment.

  3. Subscriber hereby represents that this purchase is made for the Subscriber's own account and not with a view toward distribution. Subscriber understands that it is not anticipated that an active market will ever develop for the Note, and that accordingly it may be impossible for Subscriber to liquidate his investment in the Note, even in the event of an emergency. Any transfer of the Note must comply with the requirements of the Prospectus, the Note and with any additional requirements imposed by laws or by any governmental authorities.

  4. Subscriber hereby acknowledges that the Escrow Agent's sole role in the offering described in the Prospectus is that of escrow agent, and that the Escrow Agent has not reviewed the Prospectus and makes no representations whatsoever as to the nature of such offering or the compliance of such offering with any applicable state or federal laws, rules or regulations. Subscriber also understands that the Issuer (and not the Escrow Agent) will make all computations regarding the amount of interest (if any) that will be paid to such Subscriber with respect to his subscription payment.

  5. TAX REPRESENTATIONS: Under penalties of perjury, Subscriber hereby certifies that (i) the number shown on this form and on the accompanying IRS Work W-9 is Subscriber's correct taxpayer identification number, and (ii) that Subscriber is not subject to backup withholding because (A) Subscriber has not been notified that Subscriber is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified Subscriber that Subscriber is no longer subject to backup withholding. Under penalties of perjury, unless express written disclosure to the contrary is delivered to the Issuer together with this form, Subscriber certifies that Subscriber is not a non-resident alien individual, a foreign partnership, a foreign corporation, or a foreign estate or trust, which would be a foreign person within the meaning of
Section 1441, 1146 and 7701(a) of the Internal Revenue Code of 1986, as amended, and that Subscriber will notify the Issuer before a change in Subscriber's foreign status.

                              SUBSCRIPTION INSTRUCTIONS

     1. Complete all applicable items and sign and date this Subscription Agreement in the places indicated. Subscribers should use full names (not initials). If you have previously subscribed for a Note in this offering and wish to subscribe for an additional Note, please complete the entire Subscription for the new Note. NO SUBSCRIPTION AGREEMENT WILL BE PROCESSED UNLESS FULLY COMPLETED AND ACCOMPANIED BY THE APPROPRIATE PAYMENT.
Parts 3 and 4 need not be completed unless the investor wishes to provide special payment delivery instructions (Part 4) or to register his Note in the name of an IRA, trustee or clearing brokerage firm. A separate IRS Form W-9 must be completed, executed and submitted by the custodian, trustee or clearing brokerage firm.

     2. Make your subscription check payable to "Great Nation Investment Corporation" for the amount entered under "Amount Enclosed" in the Subscription Agreement. Mail or deliver your signed Subscription Agreement and your check to your Registered Representative.

     3.   Registered Representatives: Please forward signed
Subscription Agreements and checks to Great Nation Investment
Corporation, 5408 A Bell Street, Amarillo, Texas 79109,
Attention: Mr. Pat Treat.

The following signature and other documentation requirements have been established for the following forms of ownership of the
Notes:

JOINT TENANTS AND TENANTS IN COMMON:   The signatures of all
joint tenants and tenants in common investors are required unless a separate document, signed by all parties and designating one a the agent of the other(s) for purposes of signing the Subscription Agreement, accompanies the Subscription Agreement.

CORPORATION:   The signature(s) of an officer(s) authorized to
sign on behalf of the Corporation is (are) required.

PARTNERSHIP:   Specify whether the Subscriber is a general or
limited partnership. If it is a general partnership, the signatures of all partners are required. If it is a limited partnership, the signatures of all general partners are required.

TRUST:   The Subscription Agreement must be signed by the trustee.

UNIFORM GIFTS TO MINORS ACT:   The required signature is that of
the custodian, not of the parent (unless the parent has been designated as the custodian). Only one child is permitted in each investment under the Uniform Gifts to Minors Act. Different requirements may apply in your state. Please consult your attorney for information regarding these requirements.

If you have any questions regarding these requirements, please call TRANSITION AUTO FINANCE II, INC., AT 972-404-0042.